UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________
FORM 8-K
______________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):
February 12, 2016
______________
QUALITY SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

CALIFORNIA (State or other jurisdiction of incorporation)	001-12537 (Commission File Number)	95-2888568 (IRS Employer Identification Number)

18111 Von Karman, Suite 700
Irvine, California 92612
(Address of Principal Executive Offices)
(949) 255-2600
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of James R. Arnold as Chief Financial Officer
On February 12, 2016, the Board of Directors (the “Board”) of Quality Systems, Inc. (the “Company”) appointed James R. Arnold to serve as the Company’s Chief Financial Officer, effective March 1, 2016.
Prior to joining the Company, Mr. Arnold, age 59, served as chief financial officer and executive board member of Kofax Ltd., a publicly traded software company, from June 2010 until May 2015. Mr. Arnold participated in and facilitated the strategic process that resulted in the sale of Kofax Ltd.’s enterprise software division. From 2004 to 2009, Mr. Arnold was senior vice president at Nuance Communications, Inc., a publicly traded software company, where he also served as chief financial officer from 2004 to 2008. Previously, Mr. Arnold held numerous other senior-level finance positions at technology companies, to include roles as vice president corporate controller at Cadence Design Systems, Inc., chief financial officer at Informix Software, Inc., and corporate controller at Centura Software Corporation. Additionally, from 2003 to 2010 he served as a director and chair of the audit committee at Selectica, Inc., where he also was co-chairman of the board in 2010. Earlier in his career, Mr. Arnold provided consulting and auditing services to companies in diverse industries while at Price Waterhouse LLP. Mr. Arnold holds a Bachelor of Business Administration degree in Finance from Delta State University in Cleveland, Mississippi, and a Master’s degree in Business Administration from Loyola University in New Orleans, Louisiana.
In connection with his appointment, Mr. Arnold accepted an offer of terms for at-will employment with the Company, effective March 1, 2016 (the “Employment Terms”). Pursuant to the Employment Terms, Mr. Arnold will report to the President and Chief Executive Officer of the Company and his compensation will consist of the following components:

•	Mr. Arnold will be paid an annual base salary of $400,000.

•
Mr. Arnold is eligible to receive a fiscal year 2016 cash bonus of up to 60% of his base salary, subject to the Company’s attainment of the financial objectives and achievement of certain performance targets established under the 2016 Executive Compensation Program previously approved by the Compensation Committee of the Board and described in the Company’s 2015 Proxy Statement, provided that Mr. Arnold continues to be employed by the Company on the date such bonus is payable. Any bonus payable for the Company’s 2016 fiscal year will be pro-rated for the number of full months of Mr. Arnold’s employment during such fiscal year. The target percentage for Mr. Arnold’s fiscal year 2016 cash bonus will not decrease unless other similarly situated Company employees are subject to a proportional decrease.

•
On the first day of his employment with the Company, Mr. Arnold will receive a non-qualified stock option grant to purchase 250,000 shares of the Company’s common stock, pursuant to the terms and provisions of the Company’s 2015 Equity Incentive Plan (the “2015 Plan”) filed with the Securities and Exchange Commission (the “Commission”) as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on August 14, 2015, and incorporated herein by reference. The options will have an exercise price equal to the closing price of a share of the Company’s common stock on the date of the grant, a term of eight years from the date of grant, and will vest in equal, annual, 25% installments over a four-year period, beginning on the one-year anniversary of the date of grant. The options will be subject to accelerated vesting in full in accordance with the “double trigger” change of control provisions of the 2015 Plan and the Company’s standard form of stock option agreement for the 2015 Plan filed with the Commission as Exhibit 10.4 to the Company’s Current Report on Form 8-K filed on August 14, 2015 and incorporated herein by reference.

•
On the first day of his employment with the Company, Mr. Arnold will receive a one-time inducement grant of 72,700 restricted shares of the Company’s common stock, pursuant to the terms and provisions of the 2015 Plan. The inducement grant shares will have a grant price equal to the closing price of a share of the Company’s common stock on the date of grant, and will vest in equal, annual, one-third installments over a three-year period, beginning on the one-year anniversary of the date of grant. Any unvested portion of the inducement grant shares will accelerate and vest in full if Mr. Arnold is terminated with Cause. Cause will have the meaning given in the terms and provisions of the 2015 Plan. In addition, the inducement grant shares will be subject to accelerated vesting in full in accordance with the “double trigger” change of control provisions of the 2015 Plan and the Company’s standard form of employee restricted stock award agreement for the 2015 Plan filed with the Commission as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on August 14, 2015 and incorporated herein by reference.

•	Mr. Arnold will be eligible for executive relocation or coverage for a corporate apartment in an amount not to exceed $54,000 annually.

•	Mr. Arnold and his family will be eligible for participation in the Company’s health and welfare benefit plans to the same extent generally applicable to all executive officers of the Company.

•	Mr. Arnold will be entitled to three weeks of paid vacation leave per year, prorated for calendar year 2016, and will be entitled to accrue a maximum of four weeks of paid vacation leave.
Mr. Arnold will also be required to acquire and hold shares of the Company’s common stock in accordance with the Company’s Executive Stock Ownership Program in order to better align his interests with the interests of the shareholders of the Company.
All compensatory arrangements in the Employment Terms were approved by the Compensation Committee of the Board.

The foregoing summary of the Employment Terms is qualified in its entirety by the text of the offer letter accepted by Mr. Arnold, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
In accordance with the Company’s standard practices for executive officers, effective March 1, 2016, the Company will enter into an indemnification agreement with Mr. Arnold, which will be substantially consistent with the Company’s form of Indemnification Agreement, filed with the Commission as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on January 28, 2013, and incorporated herein by reference.
Other than the Employment Terms, there are no arrangements or understandings between Mr. Arnold and any other person pursuant to which Mr. Arnold was appointed to serve as the Chief Financial Officer of the Company. There are no family relationships between Mr. Arnold and any director or executive officer of the Company, and Mr. Arnold has no direct or indirect material interest in any “related party” transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Item 7.01    Regulation FD Disclosure.
The Company issued a press release on February 18, 2016, announcing the appointment of Mr. Arnold as the Chief Financial Officer of the Company. The press release making this announcement is attached hereto as Exhibit 99.1.
In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including such portions of Exhibit 99.1 relating to Mr. Arnold’s appointment shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Employment Offer Letter, dated February 16, 2016, between James R. Arnold and Quality Systems, Inc.
99.1	Press Release dated February 18, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 18, 2016	QUALITY SYSTEMS, INC.
	By:	/s/ Jocelyn A. Leavitt
Jocelyn A. Leavitt
Executive Vice President, General Counsel and Secretary

EXHIBITS ATTACHED TO THIS REPORT ON FORM 8-K

Exhibit No.	Description
10.1	Employment Offer Letter, dated February 16, 2016, between James R. Arnold and Quality Systems, Inc.
99.1	Press Release dated February 18, 2016

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